SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 22, 2002

Catalina Lighting, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-49881	59-1548266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18191 N.W. 68th Avenue Miami, Florida	33015
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (305) 558-4777

Item 5.  Other Events.

On November 22, 2002, Catalina Lighting, Inc., a Florida corporation, issued a press release reporting its financial results for the quarter and fiscal year ended September 30, 2002. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Description

99.1	Press Release of the registrant, dated November 22, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALINA LIGHTING, INC.

Date: November 22, 2002	By:	/s/ Eric Bescoby
Eric Bescoby Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the registrant, dated November 22, 2002.